PROSPECTUS DECEMBER 29, 1999
--------------------------------------------------------------------------------

100% U.S. TREASURY
SECURITIES MONEY
MARKET FUND

TREASURY PLUS MONEY
MARKET FUND

FEDERAL MONEY
MARKET FUND

U.S. GOVERNMENT
MONEY MARKET FUND

CASH MANAGEMENT
FUND

PRIME MONEY
MARKET FUND

TAX FREE MONEY
MARKET FUND

NEW YORK TAX FREE
MONEY MARKET FUND

CALIFORNIA TAX FREE
MONEY MARKET FUND

Chase Vista
Money Market Funds

THIS PROSPECTUS OFFERS:
VISTA SHARES OF ALL FUNDS
PLUS
CLASS B AND CLASS C SHARES
OF PRIME MONEY MARKET FUND

The Securities and
Exchange Commission
has not approved or
disapproved these
securities or determined
if this prospectus is
truthful or complete. Any
representation to the
contrary is a criminal
offense.

[CHASE VISTA LOGO]

                                                                     XXXX-1-1299

 100% U.S. TREASURY SECURITIES

 MONEY MARKET FUND                                 1

 TREASURY PLUS MONEY MARKET FUND                   5

 FEDERAL MONEY MARKET FUND                         9

 U.S. GOVERNMENT MONEY MARKET FUND                13

 CASH MANAGEMENT FUND                             17

 PRIME MONEY MARKET FUND                          22

 TAX FREE MONEY MARKET FUND                       28

 NEW YORK TAX FREE MONEY MARKET FUND              33

 CALIFORNIA TAX FREE MONEY MARKET FUND            38

 THE FUNDS' INVESTMENT ADVISER AND YEAR 2000      43

 HOW YOUR ACCOUNT WORKS                           44

 BUYING FUND SHARES                               44

 SELLING FUND SHARES                              46

 DISTRIBUTION ARRANGEMENTS                        47

 OTHER INFORMATION CONCERNING THE FUNDS           48

 DISTRIBUTIONS AND TAXES                          49

 SHAREHOLDER SERVICES                             51

 WHAT THE TERMS MEAN                              53

 FINANCIAL HIGHLIGHTS                             54

 HOW TO REACH US                          Back cover

CHASE VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and providing
maximum safety of
principal.

The Fund's
main investment strategy

The Fund invests solely in direct debt securities of the U.S. Treasury, includ-ing Treasury bills, bonds and notes. These investments carry different inter-est rates, maturities and issue dates.

The Fund does not buy securities issued or guaranteed by agencies of the U.S. government and it does not enter into repurchase agreements.

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments which have remaining maturities of 397 days or less.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above.

If the security is not rated, it must be considered of comparable quality by the Fund's advisers.

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and market sectors.

The Fund seeks to maintain a net asset value of $1.00 per share.

CHASE VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

The Fund's main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the 100% U.S. Treasury Securities Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

On May 3, 1996, the Hanover 100% Treasury Securities Money Market Fund merged into the 100% U.S. Treasury Securities Money Market Fund. The Fund's performance figures for the period before that date are for the Hanover fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[GRAPH PLOT POINTS]

1992           3.35%
1993           2.60%
1994           3.50%
1995           5.17%
1996           4.73%
1997           4.91%
1998           4.84%

[END PLOT POINTS]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.10%.



----------------------------------------
  BEST QUARTER                   1.32%
----------------------------------------
                     2nd quarter, 1995

----------------------------------------
  WORST QUARTER                  0.63%
----------------------------------------
                     2nd quarter, 1993

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                                                            SINCE
                                                            INCEPTION
                   PAST 1 YEAR         PAST 5 YEARS         11/30/91
 VISTA SHARES      4.84%               4.62%                4.15%

CHASE VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND


Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                         TOTAL ANNUAL
                  MANAGEMENT   DISTRIBUTION   OTHER      FUND OPERATING
CLASS OF SHARES   FEE          (12B-1) FEES   EXPENSES   EXPENSES
-----------------------------------------------------------------------
 VISTA SHARES      0.10%        NONE           0.51%      0.71%
-----------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year.

The actual 12b-1 Fee is currently expected to be 0.07%, Other Expenses are expected to be 0.42% and the Total Annual Fund Operating Expenses are expected not to exceed 0.59%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:

YOUR COSTS WOULD BE:




NUMBER OF YEARS:    1       3        5        10
------------------------------------------------------
 COSTS:             $ 73    $ 227    $ 395    $ 883
------------------------------------------------------

CHASE VISTA TREASURY PLUS MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and
preserving capital.

The Fund's
main investment strategy

The Fund invests at least 65% of its assets in direct debt securities of the U.S. Treasury, including Treasury bills, bonds and notes, and repurchase agree-ments collateralized by these invest- ments. These debt securities carry dif-ferent interest rates, maturities and issue dates.

The Fund also seeks to enhance its performance by investing in repurchase agreements, using debt securities guaranteed by the U.S. Treasury as collateral.

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be

CHASE VISTA TREASURY PLUS MONEY MARKET FUND

considered of comparable quality by the Fund's advisers.

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

The Fund's main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Treasury plus Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The performance for the period before Vista Class shares were launched in May 1996 is based upon performance for Premier Class shares of the Fund. The actual returns of Vista shares would have been lower than shown because Vista shares have higher expenses than Premier shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS
Past performance does not predict how this Fund will perform in the future.

The bars for 1995 and 1996 are based upon performance for Premier Class shares of the Fund.

[GRAPHIC PLOT POINTS]

1995             5.43%
1996             4.90%
1997             4.99%
1998             4.89%

[END PLOT POINTS]

The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.22%.


---------------------------------------
  BEST QUARTER                   1.36%
---------------------------------------
                     2nd quarter, 1995

---------------------------------------
  WORST QUARTER                  1.11%
---------------------------------------
                     4th quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS,

For the periods ending December 31, 1998




                                            SINCE
                                            INCEPTION
                       PAST 1 YEAR          4/20/94
------------------------------------------------------
 VISTA SHARES                4.89%              4.92%
------------------------------------------------------

CHASE VISTA TREASURY PLUS MONEY MARKET FUND


Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                            TOTAL ANNUAL
                  MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
CLASS OF SHARES   FEE          (12B-1) FEES   EXPENSES      EXPENSES
--------------------------------------------------------------------------
 VISTA SHARES      0.10%        0.10%          0.50%#        0.70%#
--------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.39% and the Total Annual Fund Operating Expenses are expected not to exceed 0.59%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:

YOUR COSTS WOULD BE:




NUMBER OF YEARS:    1       3        5        10
----------------------------------------------------
 COSTS:             $ 72    $ 224    $ 390    $ 871
----------------------------------------------------

CHASE VISTA FEDERAL MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide current
income while still
preserving capital
and maintaining
liquidity.


The Fund's
main investment strategy

The Fund invests primarily in:

o direct debt securities of the U.S. Treasury, including Treasury bills, bonds and notes, and

o debt securities that certain U.S. government agencies or authorities have either issued or guaranteed as to principal and interest.

The Fund does not enter into repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above.

If the security is not rated, it must be considered of comparable quality by the Fund's advisers.

CHASE VISTA FEDERAL MONEY MARKET FUND

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

The Fund's main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Federal Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[GRAPHIC PLOT POINTS]

1995             5.31%
1996             4.81%
1997             4.98%
1998             4.87%

[END PLOT POINTS]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.28%.



---------------------------------------
  BEST QUARTER                   1.33%
---------------------------------------
                     2nd quarter, 1995

---------------------------------------
  WORST QUARTER                  1.12%
---------------------------------------
                     4th quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS,

For the periods ending December 31, 1998



                                            SINCE
                                            INCEPTION
                       PAST 1 YEAR          4/20/94
------------------------------------------------------
 VISTA SHARES                4.87%              4.88%
------------------------------------------------------

CHASE VISTA FEDERAL MONEY MARKET FUND


Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                                    TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER           FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES        EXPENSES
----------------------------------------------------------------------------------
 VISTA SHARES        0.10%          0.10%            0.56%#          0.76%#
----------------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.50% and the Total Annual Fund Operating Expenses are expected not to exceed 0.70%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:

YOUR COSTS WOULD BE:




NUMBER OF YEARS:    1       3        5        10
----------------------------------------------------
 COSTS:             $ 78    $ 243    $ 422    $ 942
----------------------------------------------------

CHASE VISTA U.S. GOVERNMENT MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and
preserving capital.

The Fund's
main investment strategy

The Fund invests substantially all its assets in:

o debt securities issued or guaranteed by the U.S. Treasury or agencies or authorities of the U.S. Government, and

o repurchase agreements using these securities as collateral.

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.

CHASE VISTA U.S. GOVERNMENT MONEY MARKET FUND

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

The Fund's main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the U.S. Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

The Fund's past performance
This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The performance for the period before Vista Class shares were launched in January 1993 is based upon performance for Premier Class shares of the Fund. The actual returns of Vista shares would have been lower than shown because Vista shares have higher expenses than Premier shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

The bars for 1989-1992 are based upon performance for Premier Class Shares of the Fund.

[GRAPHIC PLOT POINTS]

1989             8.72%
1990             7.70%
1991             5.81%
1992             3.40%
1993             2.44%
1994             3.58%
1995             5.28%
1996             4.90%
1997             5.09%
1998             5.00%

[END PLOT POINTS]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.35%.



---------------------------------------
  BEST QUARTER                   2.21%
---------------------------------------
                     2nd quarter, 1989

---------------------------------------
  WORST QUARTER                  0.59%
---------------------------------------
                     2nd quarter, 1993


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------
 VISTA SHARES         5.00%         4.76%          5.17%
----------------------------------------------------------

CHASE VISTA U.S. GOVERNMENT MONEY MARKET FUND


Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                         TOTAL ANNUAL
                  MANAGEMENT   DISTRIBUTION   OTHER      FUND OPERATING
CLASS OF SHARES   FEE          (12B-1) FEES   EXPENSES   EXPENSES
-----------------------------------------------------------------------
 VISTA SHARES      0.10%        0.10%          0.49%      0.69%
-----------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year.

The actual Other Expenses are currently expected to be 0.39% and the Total Annual Fund Operating Expenses are expected not to exceed 0.59%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:

YOUR COSTS WOULD BE:



NUMBER OF YEARS:    1       3        5        10
----------------------------------------------------
 COSTS:             $ 70    $ 221    $ 384    $ 859
----------------------------------------------------

CHASE VISTA CASH MANAGEMENT FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and
preserving capital.

The Fund's
main investment strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

o high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

o debt securities issued or guaranteed by qualified banks. These are:

  o U.S. banks with more than $1 billion in total assets and foreign branches of these banks

  o foreign banks with the equivalent of more than $10 billion in total assets and which have branches or agencies in the U.S.

  o other U.S. or foreign commercial banks which the Fund's advisers judge to have comparable credit standing

o securities issued or guaranteed by the U.S. Government, its agencies or authorities

o asset-backed securities

o repurchase agreements.

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

CHASE VISTA CASH MANAGEMENT FUND

The Fund may invest any portion of its assets in debt securities issued or guaranteed by U.S. banks and their foreign branches. These include certificates of deposit, time deposits and bankers' acceptances.

The Fund seeks to maintain a net asset value of $1.00 per share.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.


The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

The Fund's main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

Investments in foreign banks and other foreign issuers may be riskier than investments in the United States. That could be, in part, because of difficulty converting investments into cash, political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Cash Management Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

CHASE VISTA CASH MANAGEMENT FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

On May 3, 1996, the Hanover Cash Management Fund merged into Cash Management Fund. The Fund's performance figures for the periods before that date are for the Hanover fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURN
Past performance does not predict how
this Fund will perform in the future.

[GRAPHIC PLOT POINTS]

1992             3.40%
1993             2.72%
1994             3.84%
1995             5.50%
1996             5.00%
1997             5.17%
1998             5.13%

[END PLOT POINTS]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.46%.


---------------------------------------
  BEST QUARTER                   1.39%
---------------------------------------
                     2nd quarter, 1995

---------------------------------------
  WORST QUARTER                  0.66%
---------------------------------------
                     2nd quarter, 1993

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                                             SINCE
                                             INCEPTION
                PAST 1 YEAR   PAST 5 YEARS   11/30/91
-------------------------------------------------------
 VISTA SHARES         5.13%         4.92%        4.39%
-------------------------------------------------------

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                            TOTAL ANNUAL
                  MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
CLASS OF SHARES   FEE          (12B-1) FEES   EXPENSES      EXPENSES
--------------------------------------------------------------------------
 VISTA SHARES      0.10%        NONE           0.51%#        0.61%#
--------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.49% and the Total Annual Fund Operating Expenses are expected not to exceed 0.59%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:

YOUR COSTS WOULD BE:



NUMBER OF YEARS:    1       3        5        10
----------------------------------------------------
 COSTS:             $ 62    $ 195    $ 340    $ 762
----------------------------------------------------

CHASE VISTA PRIME MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and
preserving capital.

The Fund's
main investment strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

o high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

o debt securities issued or guaranteed by qualified banks. These are:

  o U.S. banks with more than $1 billion in total assets, and foreign branches of these banks

  o foreign banks with the equivalent of more than $10 billion in total assets and which have branches or agencies in the U.S.

  o other U.S. or foreign commercial banks which the Fund's advisers judge to have comparable credit standing

o securities issued or guaranteed by the U.S. Government, its agencies or authorities

o asset-backed securities

o repurchase agreements

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund may invest any portion of its assets in debt securities issued or guaranteed by U.S. banks and their foreign branches. These include certificates of deposit, time deposits and bankers' acceptances.

The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.


The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

CHASE VISTA PRIME MONEY MARKET FUND

The Fund's main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

Investments in foreign banks and other foreign issuers may be riskier than investments in the United States. That could be, in part, because of difficulty converting investments into cash, political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Prime Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

The Fund's past performance
This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The performance for the period before Class B shares were launched in 1994 is based upon performance for Premier Class shares of the Fund. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Premier shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


YEAR-BY-YEAR RETURNS
(Class B shares)


Past performance does not predict how this Fund will perform in the future.

The bar for 1994 is based upon performance for Premier Class shares of the Fund.

The performance figures in the bar chart do not reflect any deduction for the contingent deferred sales charge which is assessed on Class B shares. If the load were reflected, the performance figures would have been lower.

[START CHART]
1994             3.39%
1995             4.59%
1996             4.13%
1997             4.49%
1998             4.48%
[END CHART]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 2.98%.


---------------------------------------
  BEST QUARTER                   1.16%
---------------------------------------
                     2nd quarter, 1995

---------------------------------------
  WORST QUARTER                  0.75%
---------------------------------------
                     1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                                                     SINCE INCEPTION
                    PAST 1 YEAR     PAST 5 YEARS     (11/15/93)
---------------------------------------------------------------------
 VISTA SHARES             4.60%           4.24%             4.21%
---------------------------------------------------------------------
 CLASS B SHARES          -0.52%           3.87%             4.17%
---------------------------------------------------------------------
 CLASS C SHARES           3.33%           4.18%             4.14%
---------------------------------------------------------------------



Class C shares were first offered on January 2, 1998. Vista Class shares were first offered on November 2, 1998. The performance for the period before Class C and Vista Class shares were launched is based on performance for Premier Class and Class B shares of the Fund. The actual returns of Class C and Vista Class shares would have been lower than shown because Class C and Vista Class shares have higher expenses than Premier Class shares. The performance for Class B and Class C shares reflect the imposition of the applicable contingent deferred sales load.

CHASE VISTA PRIME MONEY MARKET FUND

Fees and expenses


This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                MAXIMUM DEFERRED SALES
                  MAXIMUM SALES CHARGE (LOAD)   CHARGE (LOAD) SHOWN AS
                  WHEN YOU BUY SHARES, SHOWN    LOWER OF % OF THE OFFERING
                  AS % OF THE OFFERING PRICE1   PRICE1 OR REDEMPTION PROCEEDS
-----------------------------------------------------------------------------
 VISTA SHARES      NONE                          NONE
-----------------------------------------------------------------------------
 CLASS B SHARES    NONE                          5.00%
-----------------------------------------------------------------------------
 CLASS C SHARES    NONE                          1.00%
-----------------------------------------------------------------------------


1 The offering price is the net asset value of the shares bought plus any sales charge.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                            TOTAL FUND
                  MANAGEMENT   DISTRIBUTION   OTHER         FEES AND
CLASS OF SHARES   FEE          (12B-1) FEES   EXPENSES      EXPENSES
--------------------------------------------------------------------------
 VISTA SHARES      0.10%        NONE           0.53%#        0.63%#
--------------------------------------------------------------------------
 CLASS B SHARES    0.10%        0.75%          0.43%#        1.28%#
--------------------------------------------------------------------------
 CLASS C SHARES    0.10%        0.75%          0.43%#        1.28%#
--------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses for the Vista Shares currently are expected to be 0.49% and the Total Annual Fund Operating Expenses are expected not to exceed 0.59%. The actual other expenses for Class B Shares are expected to be 0.40% and the total annual Fund operating expenses are currently expected not to exceed 1.25%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


NUMBER OF YEARS:    1       3        5        10
------------------------------------------------------
 VISTA SHARES       $  64   $ 202    $ 351    $   786
------------------------------------------------------
 CLASS B SHARES     $ 630   $ 706    $ 902    $ 1,366
------------------------------------------------------
 CLASS C SHARES     $ 230   $ 406    $ 702    $ 1,545
------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


NUMBER OF YEARS:    1        3        5        10
------------------------------------------------------
 VISTA SHARES         NONE     NONE     NONE      NONE
------------------------------------------------------
 CLASS B SHARES     $  130   $  406   $  702   $ 1,366
------------------------------------------------------
 CLASS C SHARES     $  130   $  406   $  702   $ 1,545
------------------------------------------------------

CHASE VISTA TAX FREE MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income
which is excluded
from gross income
(for federal income
tax purposes), while
still preserving
capital and
maintaining liquidity.

The Fund's
main investment strategy

Under normal market conditions, the Fund will try to invest 100% of its assets in municipal obligations, the interest on which is excluded from gross income (for federal income tax purposes) and which is not subject to the alternative minimum tax on individuals.

As a fundamental policy, the Fund will invest at least 80% of its assets in municipal obligations. The remaining 20% of total assets may be invested in securities which are subject to federal income tax or the federal alternative minimum tax for individuals. To temporarily defend its assets, the Fund may exceed this limit.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.


The Fund invests only in securities issued and payable in U.S. dollars.


Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.

The dollar-weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments which have remaining maturities of 397 days or less.

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may change any of its non-fundamental investment policies (except its investment objective) without shareholder approval.[logo]

The Fund's main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other gov- ernment agency. Although the Tax Free Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

CHASE VISTA TAX FREE MONEY MARKET FUND


Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


Interest on certain municipal obligations is subject to the federal alternate minimum tax. Normally, up to 20% of the Fund's total assets may be invested in securities that are subject to this tax. Consult your tax professional for more information.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes it more susceptible to economic problems among the institutions issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[GRAPHIC PLOT POINTS]

1989             5.82%
1990             5.45%
1991             4.07%
1992             2.52%
1993             1.82%
1994             2.15%
1995             3.13%
1996             2.91%
1997             3.16%
1998             2.99%

[END PLOT POINTS]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 1.99%.


---------------------------------------
  BEST QUARTER                   1.51%
---------------------------------------
                     2nd quarter, 1989

---------------------------------------
  WORST QUARTER                  0.41%
---------------------------------------
                     1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------
 VISTA SHARES         2.99%         2.87%          3.39%
-----------------------------------------------------------

CHASE VISTA TAX FREE MONEY MARKET FUND


Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                            TOTAL ANNUAL
                  MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
CLASS OF SHARES   FEE          (12B-1) FEES   EXPENSES      EXPENSES
--------------------------------------------------------------------------
 VISTA SHARES      0.10%        0.10%          0.55%#        0.75%#
--------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.39% and the Total Annual Fund Operating Expenses are expected not to exceed 0.59%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:

YOUR COSTS WOULD BE:



NUMBER OF YEARS:    1       3        5        10
---------------------------------------------------
 COSTS:             $ 77    $ 240    $ 417    $ 930
---------------------------------------------------

CHASE VISTA NEW YORK TAX FREE MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income
which is excluded
from gross income
and exempt from
New York State and
New York City
personal income
taxes, while still
preserving capital
and maintaining
liquidity.

The Fund's
main investment strategy

The Fund will generally invest at least 65% of its assets in New York munici-pal obligations, the interest of which is exempt from gross income and exempt from New York State and New York City personal income taxes. The exact percentage will vary from time to time. New York municipal obligations are municipal obligations issued by New York State, its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions.

When suitable New York municipal obligations are unavailable, the Fund may buy municipal obligations issued by other states. These are generally subject to New York State and New York City personal income taxes.

As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its assets in municipal obligations, the interest on which is excluded from gross income and which is not subject to the federal alternate minimum tax on individuals. The remaining 20% of its total assets may be invested in securities paying interest which is subject to federal income tax or to the alternate minimum tax on individuals. To temporarily defend its assets, the Fund may exceed this limit.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

CHASE VISTA NEW YORK TAX FREE MONEY MARKET FUND


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest or second-highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers. The dollar-weighted average maturity of the Fund will be 90 days or less.


The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may change any of its non-fundamental investment policies (except its investment objective) without shareholder approval.[logo]

The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.


The Fund will be particularly susceptible to difficulties affecting New York State and its municipalities. Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipal issuers, including the State of New York and New York City, have a history of financial problems. Such problems could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


Interest on certain municipal obligations is subject to the federal alternate minimum tax. Normally, up to 20% of the Fund's total assets may be invested in securities that are subject to this tax. Consult your tax professional for more information.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes it more susceptible to economic problems among the institutions issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the New York Tax Free Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

CHASE VISTA NEW YORK TAX FREE MONEY MARKET FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[GRAPHIC PLOT POINTS]

1989             5.36%
1990             4.94%
1991             3.64%
1992             2.30%
1993             1.67%
1994             2.07%
1995             3.03%
1996             2.81%
1997             3.09%
1998             2.90%

[END PLOT POINTS]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 1.95%.


---------------------------------------
  BEST QUARTER                   1.38%
---------------------------------------
                     2nd quarter, 1989

---------------------------------------
  WORST QUARTER                  0.38%
---------------------------------------
                     1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------
 VISTA SHARES         2.90%         2.78%          3.17%
----------------------------------------------------------

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*


                                                         TOTAL ANNUAL
                  MANAGEMENT   DISTRIBUTION   OTHER      FUND OPERATING
CLASS OF SHARES   FEE          (12B-1) FEES   EXPENSES   EXPENSES
-----------------------------------------------------------------------
 VISTA SHARES      0.10%        0.10%          0.51%      0.71%
-----------------------------------------------------------------------


*The table is based on expenses incurred in the most recent fiscal year.

The actual Distribution (12b-1) Fees are expected to be 0.03%. Other Expenses are currently expected to be 0.46% and the Total Annual Fund Operating Expenses are expected not to exceed 0.59%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:

YOUR COSTS WOULD BE:



NUMBER OF YEARS:    1       3        5        10
----------------------------------------------------
 COSTS:             $ 73    $ 227    $ 395    $ 883
----------------------------------------------------

CHASE VISTA CALIFORNIA TAX FREE MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income which
is exempt from federal
income taxes, while
still preserving capital
and maintaining
liquidity.

The Fund's
main investment strategy

As a fundamental policy, except when it is temporarily defending its assets, the Fund will invest at least 65% of its total assets in California municipal obligations, the interest of which is excluded from gross income and and California personal exempt from California personal income taxes. California municipal obligations are issued by the State of California, its political subdivisions, authorities and corporations. When suit- able California municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to California personal income tax.

As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its net assets in municipal obligations, the interest on which is excluded from gross income and which is not subject to the federal alternate minimum tax on individuals. However, up to 20% of its total assets may be invested in securities paying interest which is subject to federal income tax or to the alternate minimum tax on individuals. To temporarily defend its assets, the Fund may exceed this limit.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest or second-highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.


The dollar-weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments with remaining maturities of 397 days or less.

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may change any of its non-fundamental investment policies (except its investment objective) without shareholder approval.[logo]

CHASE VISTA CALIFORNIA TAX FREE MONEY MARKET FUND

The Fund's main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.


The Fund will be particularly susceptible to difficulties affecting California and its municipalities. Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipal issuers, including the State of California and certain California counties, have a recent history of financial problems. California's Orange County recently defaulted on its debt. Such problems could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


Interest on certain municipal obligations is subject to the federal alternate minimum tax. Normally, up to 20% of the Fund's assets may be invested in securities that are subject to this tax. Consult your tax professional for more information.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes it more susceptible to economic problems among the institutions issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the California Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[GRAPHIC PLOT POINTS]

1993             2.21%
1994             2.52%
1995             3.38%
1996             2.95%
1997             3.09%
1998             2.87%

[END PLOT POINTS]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 1.90%.


---------------------------------------
  BEST QUARTER                   0.88%
---------------------------------------
                     2nd quarter, 1995

---------------------------------------
  WORST QUARTER                  0.49%
---------------------------------------
                     1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                                             SINCE
                                             INCEPTION
                PAST 1 YEAR   PAST 5 YEARS   3/5/92
-------------------------------------------------------
 VISTA SHARES         2.87%         2.96%        2.84%
-------------------------------------------------------

CHASE VISTA CALIFORNIA TAX FREE MONEY MARKET FUND


Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                            TOTAL ANNUAL
                  MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
CLASS OF SHARES   FEE          (12B-1) FEES   EXPENSES      EXPENSES
--------------------------------------------------------------------------
 VISTA SHARES      0.10%        0.10%          0.72%#        0.92%#
--------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.00%, the 12b-1 Distribution Fee is expected to be 0.05%, Other Expenses are expected to be 0.50% and the Total Annual Fund Operating Expenses are expected not to exceed 0.55%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:

YOUR COSTS WOULD BE:



NUMBER OF YEARS:    1       3        5        10
------------------------------------------------------
 COSTS:             $ 94    $ 293    $ 509    $ 1,131
------------------------------------------------------

THE FUNDS' INVESTMENT ADVISER

THE YEAR 2000
The Fund, like any business,
could be affected if the
computer systems on which
it relies fail to properly pro-
cess information beginning
on January 1, 2000. The
Fund's advisers are updating
their own systems and
encouraging service providers
to do the same, but
there's no guarantee these
systems will work properly.
Year 2000 problems could
also hurt issuers whose
securities the Funds hold or
securities markets generally.

The Funds' investment adviser

The Chase Manhattan Bank (Chase) is the investment adviser to the Fund. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation (CMC), a bank holding company. Chase provides the Funds with investment advice and supervision. Chase and its predecessors have more than a century of money management experience. Chase is located at 270 Park Avenue, New York, New York 10017.


For the fiscal year ended August 31, 1999, Chase was paid a management fee of 0.10% of the average daily net assets of each Fund other than the California Tax Free Money Market Fund. Chase was not paid an advisory fee with respect to the California Tax Free Money Market Fund.


Chase Asset Management, Inc. (CAM) is the sub-adviser to every Fund except the Cash Management Fund and the Tax Free Money Market Fund. CAM is a wholly-owned subsidiary of Chase. It makes the day-to-day investment decisions for the Funds. CAM provides discretionary investment advisory services to institutional clients. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

HOW YOUR ACCOUNT WORKS

Buying Fund shares

You don't pay any sales charge (sometimes called a load) when you buy shares in these funds. Unlike the other money market funds in the prospectus, the Prime Money Market Fund also offers two additional classes of shares: Class B and Class C. You may have to pay a deferred sales charge when you sell Class B or Class C shares of the Prime Money Market Fund, depending on how long you've held them.

You may buy B shares of the Prime Money Market Fund by exchanging from Class B shares of another Chase Vista Fund. You may buy them directly if you establish a program to systematically exchange into Class B shares of one or more Chase Vista Funds within 24 months.

The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. All of these Funds seek to maintain a stable NAV of $1.00. Each Fund uses the amortized cost to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated by 6:00 pm Eastern time each day the funds are accepting purchase orders. You'll pay the next NAV calculated after the Chase Vista Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.


The center accepts purchase orders on any business day that the Federal Reserve Bank of New York and the New York Stock Exchange are open. If you send us an order in proper form by the Fund's cut-off time, we'll process your order at that day's price and you'll be entitled to all dividends declared on that day. If we receive your order after the cut-off time, we'll generally process it at the next day's price, but for 100% U.S. Treasury Securities, Tax Free and Federal Money Market Fund orders we may process it the same day if we receive it after cut off but before 4:00 p.m. (Eastern time). If you pay by check before the cut-off time, we'll generally process your order the next day the Fund is open for business. Normally, the cut-off (in Eastern time) is:

------------------------------------
 100% U.S. TREASURY
 SECURITIES MONEY
 MARKET FUND              NOON
------------------------------------
 TAX FREE MONEY
 MARKET FUND              NOON
------------------------------------
 FEDERAL MONEY
 MARKET FUND              2:00 P.M.
------------------------------------
 U.S. GOVERNMENT
 MONEY MARKET FUND        4:00 P.M.
------------------------------------
 CASH MANAGEMENT
 FUND                     4:00 P.M.
------------------------------------
 PRIME MONEY MARKET
 FUND                     4:00 P.M.
------------------------------------
 TREASURY PLUS MONEY
 MARKET FUND              4:00 P.M.
------------------------------------


A later cut-off time may be permitted for investors buying shares (through Chase or a bank affiliate of Chase) so long as such later cut-off time is before the Fund's NAV is calculated.

If you buy through an agent and not directly from the Chase Vista Funds Service Center, the agent could set earlier cut-off times. The Funds may close earlier a few days each year if the Public Securities Association recommends that the U.S. Government securities market close trading early.


You must provide a SSN or Taxpayer Identification Number when you open an account.

The Funds have the right to reject any purchase order.



TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR
GET FUND INFORMATION, CALL:
-----------------------------------------
 CHASE VISTA FUNDS SERVICE
 CENTER
-----------------------------------------
 1-800-34-VISTA
-----------------------------------------

HOW YOUR ACCOUNT WORKS

MINIMUM INVESTMENTS FOR EACH FUND

TYPE OF        INITIAL        ADDITIONAL
ACCOUNT        INVESTMENT     INVESTMENTS
-----------------------------------------
 REGULAR
 ACCOUNT       $ 2,500        $ 100
-----------------------------------------
 SYSTEMATIC
 INVESTMENT
 PLAN          $ 1,000        $ 100
-----------------------------------------
 IRAs          $ 1,000        $ 100
-----------------------------------------
 SEP-IRAs      $ 1,000        $ 100
-----------------------------------------
 EDUCATION
 IRAS          $   500        $ 100
-----------------------------------------

Make your check out to Chase Vista Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell shares you bought by check for 15 calendar days. If you buy through an Automated Clearing House, you can't sell your shares until the payment clears. This could take more than seven business days. Your purchase will be canceled if your check doesn't clear and you'll be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the Chase Vista Funds Service Center doesn't receive payment by 4:00 Eastern time on the day you buy.

OPENING YOUR ACCOUNT AND
BUYING SHARES

Through your investment representative

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Your representative may set different minimum investments and earlier cut-off times.

Through the Chase Vista Funds Service Center

Complete the enclosed application form and mail it along with a check for the amount you want to invest to:

Chase Vista Funds Service Center,
P.O. Box 419392
Kansas City, MO 64141-6392

Through a Systematic Investment Plan

You can make regular automatic purchases of at least $100. See Shareholder Services for details.[logo]

Selling Fund shares

You can sell your shares on any day the Chase Vista Funds Service Center is open for trading, either directly to the Fund or through your investment representative. You'll receive the next NAV calculated after the Chase Vista Funds Service Center accepts your order.

Under normal circumstances, if your request is received before the Fund's cut-off time, the Fund will send you the proceeds the same business day. We won't accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You'll need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

SELLING SHARES

Through your investment representative

Tell your representative which Funds you want to sell. He or she will send the necessary documents to the Chase Vista Funds Service Center. Your representative might charge you for this service.

Through the Chase Vista Funds Service Center

Call 1-800-34-VISTA. We will mail you a check or send the proceeds via electronic transfer or wire.

If you have changed your address of record within the previous 30 days or if you sell $25,000 or more worth of Funds by phone, we'll send the proceeds by electronic transfer or wire only to the bank account on our records. We charge $10 for each transaction by wire.

Or

Send a signed letter with your instructions to:

Chase Vista Funds Service Center,
P.O. Box 419392
Kansas City, MO 64141-6392

Through a Systematic Withdrawal Plan

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.[logo]

Distribution Arrangements

CLASS B SHARES
There is no initial sales charge to buy Class B shares, but you may have to pay a deferred sales charge. The deferred sales charge is deducted directly from your assets when you sell your shares. It's a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Vista shares at the beginning of the ninth year after you bought them.

YEAR     DEFERRED SALES CHARGE
-----------------
  1        5%
-----------------
  2        4%
-----------------
  3        3%
-----------------
  4        3%
-----------------
  5        2%
-----------------
  6        1%
-----------------
  7        NONE
-----------------
  8        NONE
-----------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distribution can be sold without a deferred sales charge.

CLASS C SHARES
There is no initial sales charge to buy Class C shares, but you will have to pay a deferred sales charge of 1% if you sell your shares within one year of buying them. The deferred sales charge is deducted directly from your assets when you

HOW YOUR ACCOUNT WORKS

sell your shares. It's a percentage of the original purchase price or the current value of the shares, whichever is lower. Class C shares are not converted into any other class of shares so you pay a higher distribution fee for as long as you own your shares.

GENERAL
These shares have higher expenses each year, so you should only buy Class B and Class C shares in conjunction with a plan to invest in Chase Vista's stock and bond Funds.

Vista Fund Distributors Inc. (VFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase. With the exception of the Cash Management Fund and the Prime Money Market Fund, all of the Funds have adopted Rule 12b-1 distribution plans under which they pay up to 0.10% of their Vista Class assets in distributor fees. The Prime Money Market Fund has adopted Rule 12b-1 distribution plans under which it pays annual distributor fees of up to 0.75% of the average daily net assets attributed to Class B and Class C shares.

These payments cover such things as payments for services provided by broker-dealers and expenses connected to sale of shares. Payments are not tied to the amount of actual expenses incurred. Because 12b-1 expenses are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.[logo]

Other information concerning the funds

We may close your account if the balance falls below $500 because you've sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures. Telephone redemption requests of more than $25,000 will only be sent by electronic transfer or wire to the bank account you have on record with the Fund. There is a $10 charge for each wire transaction.

You may not always reach the Chase Vista Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The Trust has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.35% of the average daily net assets of the Vista Shares of each Fund, and up to 0.25% of the average daily net assets of the Class B and Class C shares of Prime Money Market Fund, held by investors serviced by the shareholder servicing agent. The Board of Trustees has determined that the amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Vista Shares of each Fund.

Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the fund attributable to shares of the Fund held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Vista Class shares of the Funds and Class B and Class C shares of the Prime Money Market Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.[logo]

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds will deduct from these earnings any expenses and then pay to shareholders the distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. We distribute the dividends monthly in the form of additional shares, unless you tell us that you want payment in cash or deposited in a pre-assigned bank account. The taxation of dividends won't be affected by the form in which you receive them. We distribute any short-term capital gain at least

HOW YOUR ACCOUNT WORKS

annually. The Funds do not expect to realize long-term capital gain.

Dividends are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income by the Tax Free Funds are not subject to federal income taxes but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is only a general summary of tax implications of investing in these Funds. Please consult your tax advisor to see how investing in the Funds will affect your own tax situation.[logo]

SHAREHOLDER SERVICES

CHECK WRITING
Check writing privileges are available for the Vista shares. Each check you write must be for at least $500. Checks written on joint accounts require only one signature.

SYSTEMATIC INVESTMENT PLAN
This is an easy way to make regular investments. The minimum investment in any one fund is $100. You decide which Funds you want and how much to invest and the amount is automatically deducted from your bank account, either monthly or quarterly.

You can set up a plan when you open an account by completing Section 8 of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the Chase Vista Funds Service Center. Call 1-800-34-VISTA for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
This plan lets you make regular withdrawals from your Chase Vista Funds account. For Class A, you must sell at least $50 worth of shares at a time. For Class B or C shares, you must sell a minimum of $100. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 of Class A shares or $20,000 of Class B or C shares to start the plan. Call 1-800-34-VISTA for complete instructions.

SHAREHOLDER SERVICES

You can sell up to 12% of the value of Class B shares each year through the Systematic Withdrawal Plan without paying a deferred sales charge. Your Class B account must have a minimum balance of $20,000 when the plan is set up to enjoy this privilege.

EXCHANGE PRIVILEGES
You can exchange your Vista shares for shares in certain other Chase Vista funds. You can exchange Class B and C shares of the Prime Money Market Fund for shares of the same class of another Chase Vista Fund. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the fund you want to buy before making an exchange. You'll need to meet any minimum investment requirements and may have to pay a sales charge. Call 1-800-34-VISTA for details.

You can also set up a systematic exchange program to automatically exchange shares on a regular basis. It's a free service.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

You cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund.

EXCHANGE BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the Chase Vista Funds Service Center or your investment representative.[logo]

What the terms mean

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.[logo]

FINANCIAL HIGHLIGHTS

Chase Vista 100% U.S. Treasury Securities Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

On May 3, 1996, the Hanover 100% U.S. Treasury Securities Money Market Fund ("Hanover 100% Treasury Fund") merged into Vista 100% U.S. Treasury Securities Money Market Fund, which was created to be the successor to the Hanover 100% Treasury Fund.

The table set forth below provides selected per share data and ratios for one Hanover 100% Treasury Fund share outstanding through May 3, 1996 and one Vista Share of the Vista 100% U.S. Treasury Securities Money Market Fund outstanding for periods thereafter.


This information is supplemented by financial statements including accompanying notes appearing in the the Fund's Annual Report to Shareholders for the year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements which include the financial information set forth in the table below, for each of the years in the three year period ended August 31, 1999 and the period from December 1, 1995 through August 31, 1996 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Fund's Annual Report to Shareholders. Periods ended prior to December 1, 1995 were audited by other independent accountants.

                                                   Year         Year         Year      12/01/95         Year        Year
                                                  ended        ended        ended       through        ended       ended
                                                8/31/99      8/31/98      8/31/97     8/31/96**     11/30/95    11/30/94
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                          0.04         0.05         0.05         0.04          0.05        0.03
 Less distributions:
  Dividends from net investment income           0.04         0.05         0.05         0.04          0.05        0.03
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $ 1.00       $ 1.00       $ 1.00       $ 1.00        $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     4.31%        4.92%        4.87%        3.50%         5.15%       3.32%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)           $3,312       $3,051       $2,376       $1,672        $1,338      $1,024
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets#         0.59%        0.59%        0.59%        0.60%         0.58%       0.59%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets#                              4.15%        4.78%        4.74%        4.58%         4.99%       3.26%
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets#                              0.71%        0.71%        0.71%        0.68%         0.61%       0.62%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income without
waivers and assumption of expenses to
average net assets#                              4.03%        4.66%        4.62%        4.50%         4.96%       3.23%
------------------------------------------------------------------------------------------------------------------------



**In 1996, the Fund changed its fiscal year end from November 30 to August 31.
 #Short periods have been annualized.

FINANCIAL HIGHLIGHTS


Chase Vista Treasury Plus Money Market Fund


The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                                Year         Year         Year      5/6/96*
                                                               ended        ended        ended      through
                                                             8/31/99      8/31/98      8/31/97      8/31/96
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 1.00       $ 1.00       $ 1.00       $ 1.00
-----------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                       0.04         0.05         0.05         0.02
 Less dividends from net investment income                    0.04         0.05         0.05         0.02
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 1.00       $ 1.00       $ 1.00       $ 1.00
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  4.39%        5.05%        4.89%        1.50%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                        $1,734       $1,316       $1,606       $1,382
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets#                      0.59%        0.59%        0.59%        0.59%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets#         4.27%        4.92%        4.79%        4.63%
-----------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers and
assumption of expenses to average net assets#                 0.69%        0.70%        0.70%        0.73%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income without waivers and
assumption of expenses to average net assets#                 4.17%        4.81%        4.68%        4.49%
-----------------------------------------------------------------------------------------------------------


*Commencement of offering shares.
 #Short periods have been annualized.

Chase Vista Federal Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                 Year        Year        Year        Year         Year
                                                ended       ended       ended       ended        ended
                                              8/31/99     8/31/98     8/31/97     8/31/96      8/31/95
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  1.00     $ 1.00       $ 1.00      $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                         0.04        0.05        0.05        0.05        0.05
 Less distributions:
  Dividends from net investment income          0.04        0.05        0.05        0.05        0.05
------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  1.00     $  1.00      $ 1.00      $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    4.46%       4.94%       4.91%       4.83%       5.20%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)         $   550     $   359     $   301     $   353     $   203
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         0.70%       0.70%       0.70%       0.70%       0.69%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              4.35%       4.88%       4.79%       4.79%       5.16%
------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              0.78%       0.84%       0.82%       0.93%       0.93%
------------------------------------------------------------------------------------------------------
Ratio of net investment income without
waivers and assumption of expenses to
average net assets                              4.27%       4.74%       4.67%       4.56%       4.92%
------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Chase Vista U.S. Government Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                  Year         Year         Year         Year         Year
                                                 ended        ended        ended        ended        ended
                                               8/31/99      8/31/98      8/31/97      8/31/96      8/31/95
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00
----------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                         0.04         0.05         0.05         0.05         0.05
 Less distributions:
  Dividends from net investment income          0.04         0.05         0.05         0.05         0.05
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    4.55%        5.14%        5.04%        4.97%        5.05%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)          $3,538       $3,033       $2,139       $2,057      $   341
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         0.59%        0.59%        0.59%        0.65%        0.80%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              4.46%        5.01%        4.93%        4.83%        4.93%
----------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              0.69%        0.70%        0.72%        0.73%        0.80%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income without
waivers and assumption of expenses to
average net assets                              4.36%        4.90%        4.80%        4.75%        4.93%
----------------------------------------------------------------------------------------------------------

Chase Vista Cash Management Fund
The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

On May 3, 1996, the Hanover Cash Management Fund merged into Vista Cash Management Fund. The table set forth below provides selected per share data and ratios for one Hanover Cash Management Fund share (the accounting survivor of the merger) outstanding through May 3, 1996 and one Vista Share of the Vista Cash Management Fund outstanding for periods thereafter.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements which include the financial information set forth in the table below, for each of the years in the three year period ended August 31, 1999 and the period from December 1, 1995 through August 31, 1996 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Fund's Annual Report to Shareholders. Periods ended prior to December 1, 1995 were audited by other independent accountants.



                                                   Year         Year         Year      12/1/95         Year        Year
                                                  ended        ended        ended      through        ended       ended
                                                8/31/99      8/31/98      8/31/97     8/31/96*     11/30/95    11/30/94
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00
-----------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                          0.05         0.05         0.05         0.04         0.05         0.04
 Less distributions:
  Dividends from net investment income           0.05         0.05         0.05         0.04         0.05         0.04
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00      $ 1.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     4.74%        5.23%        5.09%        3.69%        5.49%        3.62%
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)           $5,679       $3,642       $2,576       $1,621       $1,634      $   990
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets#         0.59%        0.59%        0.59%        0.60%        0.58%        0.58%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets#                              4.61%        5.09%        4.99%        4.91%        5.35%        3.62%
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets#                              0.62%        0.61%        0.62%        0.63%        0.62%        0.62%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income without
waivers and assumption of expenses to
average net assets#                              4.58%        5.07%        4.96%        4.88%        5.31%        3.58%
-----------------------------------------------------------------------------------------------------------------------


*In 1996, the Fund changed its fiscal year end from November 30 to August 31.
 #Short periods have been annualized.

FINANCIAL HIGHLIGHTS

Chase Vista Prime Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Class B Share and one Class C Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                                                                  CLASS B SHARES
                                                 Year        Year        Year        Year         Year
                                                ended       ended       ended       ended        ended
                                              8/31/99     8/31/98     8/31/97     8/31/96      8/31/95
PER SHARE OPERATING PERFORMANCE:
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                         0.04        0.05        0.04        0.04        0.04
 Less distributions:
  Dividends from net investment income          0.04        0.05        0.04        0.04        0.04
------------------------------------------------------------------------------------------------------
Net asset value, end of period               $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    4.07%       4.60%       4.33%       4.25%       4.37%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)         $    36     $    29     $    10     $    16     $     5
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         1.25%       1.25%       1.35%       1.47%       1.47%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              4.00%       4.49%       4.27%       4.17%       4.33%
------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              1.47%       1.50%       1.53%       1.71%       2.53%
------------------------------------------------------------------------------------------------------
Ratio of net investment income without
waivers and assumption of expenses to
average net assets                              3.78%       4.24%       4.09%       3.93%       3.27%
------------------------------------------------------------------------------------------------------

                                                 CLASS C SHARES           VISTA SHARES
                                                  Year     5/14/98*        10/1/98*
                                                 ended      Through         Through
                                               8/31/99      8/31/98         8/31/99
PER SHARE OPERATING PERFORMANCE:
--------------------------------------------------------------------------------------
Net asset value, beginning of period          $  1.00     $  1.00         $  1.00
--------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                          0.04        0.01            0.04
 Less distributions:
  Dividends from net investment income           0.04        0.01            0.04
--------------------------------------------------------------------------------------
Net asset value, end of period                $  1.00     $  1.00         $  1.00
--------------------------------------------------------------------------------------
TOTAL RETURN                                     3.85%       1.29%           4.26%
--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------
Net assets, end of period (millions)          $     1     $     1         $   515
--------------------------------------------------------------------------------------
Ratio of expenses to average net assets#         1.45%       1.50%           0.59%
--------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets#                              3.75%       4.21%           4.61%
--------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets#                              1.45%       1.50%           0.72%
--------------------------------------------------------------------------------------
Ratio of net investment income without
waivers and assumption of expenses to
average net assets#                              3.75%       4.21%           4.48%
--------------------------------------------------------------------------------------



 *Commencement of offering shares.
 #Short periods have been annualized.

FINANCIAL HIGHLIGHTS


Chase Vista Tax Free Money Market Fund


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.


The financial statements which include the financial information set a forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                           Year        Year        Year         Year         Year
PER SHARE                                 ended       ended       ended        ended        ended
OPERATING PERFORMANCE                   8/31/99     8/31/98     8/31/97      8/31/96      8/31/95
--------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $ 1.00      $ 1.00      $ 1.00      $ 1.00       $ 1.00
--------------------------------------------------------------------------------------------------
 Income from investment
 operations:
  Net investment income                   0.03        0.03        0.03        0.03         0.03
 Less distributions:
  Dividends from
  net investment income                   0.03        0.03        0.03        0.03         0.03
--------------------------------------------------------------------------------------------------
Net asset value, end of period         $  1.00     $  1.00     $  1.00     $  1.00      $  1.00
--------------------------------------------------------------------------------------------------
TOTAL RETURN                              2.73%       3.10%       3.12%       2.92%        2.99%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of period (millions)   $   754     $   733     $   566     $   574      $   167
--------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                        0.59%       0.59%       0.59%       0.69%        0.86%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                        2.68%       3.05%       3.08%       2.89%        2.96%
--------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                        0.73%       0.72%       0.73%       0.80%        0.94%
--------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets         2.54%       2.92%       2.94%       2.78%        2.88%
--------------------------------------------------------------------------------------------------

Chase Vista New York Tax Free Money Market Fund


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.



                                            Year         Year        Year         Year         Year
PER SHARE                                  ended        ended       ended        ended        ended
OPERATING PERFORMANCE                    8/31/99      8/31/98     8/31/97      8/31/96      8/31/95
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $ 1.00       $ 1.00      $  1.00     $  1.00       $ 1.00
---------------------------------------------------------------------------------------------------
 Income from investment
 operations:
  Net investment income                   0.03         0.03         0.03        0.03         0.03
 Less distributions:
  Dividends from
  net investment income                   0.03         0.03         0.03        0.03         0.03
---------------------------------------------------------------------------------------------------
Net asset value, end of period          $ 1.00       $ 1.00      $  1.00     $  1.00       $ 1.00
---------------------------------------------------------------------------------------------------
TOTAL RETURN                              2.66%        3.03%        3.02%       2.85%        2.88%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of period
(millions)                              $1,505       $1,372      $   957     $   890      $   378
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                        0.59%        0.59%        0.59%       0.74%        0.86%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                        2.61%        2.97%        2.97%       2.79%        2.84%
---------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                        0.71%        0.72%        0.73%       0.83%        0.95%
---------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets         2.49%        2.84%        2.83%       2.70%        2.75%
---------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Chase Vista California Tax Free Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders can obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                           Year        Year        Year         Year         Year
PER SHARE                                 ended       ended       ended        ended        ended
OPERATING PERFORMANCE                   8/31/99     8/31/98     8/31/97      8/31/96      8/31/95
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $  1.00     $  1.00     $  1.00     $  1.00      $  1.00
-------------------------------------------------------------------------------------------------
 Income from investment
 operations:
  Net investment income                   0.03        0.03        0.03        0.03         0.03
 Less distributions:
  Dividends from
  net investment income                   0.03        0.03        0.03        0.03         0.03
-------------------------------------------------------------------------------------------------
Net asset value, end of period         $  1.00     $  1.00     $  1.00     $  1.00      $  1.00
-------------------------------------------------------------------------------------------------
TOTAL RETURN                              2.66%       2.97%       3.02%       3.06%        3.32%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
Net assets, end of period
(millions)                             $    68     $    50     $    46     $    43      $    58
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                        0.55%       0.55%       0.56%       0.56%        0.48%
-------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                        2.55%       2.89%       2.99%       3.03%        3.25%
-------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                        0.94%       0.93%       0.86%       1.02%        1.07%
-------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets         2.16%       2.51%       2.69%       2.57%        2.66%
-------------------------------------------------------------------------------------------------

HOW TO REACH US

More information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-62-CHASE or writing to:

Chase Vista Funds Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information online at www.chasevista.com on the internet.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.


Public Reference Section of the SEC

Washington, DC 20549-0102.
1-202-942-8090
E-maill:publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-8358.

Chase Vista Funds
Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

PROSPECTUS DECEMBER 29, 1999
--------------------------------------------------------------------------------

100% U.S. TREASURY
SECURITIES MONEY
MARKET FUND

TREASURY PLUS
MONEY
MARKET FUND

FEDERAL MONEY
MARKET FUND

U.S. GOVERNMENT
MONEY MARKET FUND

CASH MANAGEMENT
FUND

PRIME MONEY
MARKET FUND

TAX FREE MONEY
MARKET FUND

Chase Vista
Money Market Funds

THIS PROSPECTUS OFFERS:

PREMIER SHARES

Neither the Securities
and Exchange Commission
nor any state securities
commission has approved
or disapproved of
securities of any of the
Funds or determined
if this prospectus is
accurate or complete.
It is a crime to indicate
otherwise.

[CHASE VISTA LOGO]

                                                                     XXXX-1-1299

 100% U.S. TREASURY SECURITIES

 MONEY MARKET FUND                            1

 TREASURY PLUS MONEY MARKET FUND              5

 FEDERAL MONEY MARKET FUND                    9

 U.S. GOVERNMENT MONEY MARKET FUND           13

 CASH MANAGEMENT FUND                        17

 PRIME MONEY MARKET FUND                     22

 TAX FREE MONEY MARKET FUND                  27

 THE FUND'S INVESTMENT ADVISER
 AND THE YEAR 2000                           32

 HOW YOUR ACCOUNT WORKS                      33

 BUYING FUND SHARES                          33

 SELLING FUND SHARES                         35

 DISTRIBUTION ARRANGEMENTS                   36

 OTHER INFORMATION CONCERNING THE FUNDS      36

 DISTRIBUTIONS AND TAXES                     37

 SHAREHOLDER SERVICES                        38

 WHAT THE TERMS MEAN                         39

 FINANCIAL HIGHLIGHTS                        40

 HOW TO REACH US                     Back cover

CHASE VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and
providing maximum
safety of principal.

The Fund's main
investment strategy

The Fund invests solely in direct debt securities of the U.S. Treasury, including Treasury bills, bonds and notes. These investments carry different interest rates, maturities and issue dates.

The Fund does not buy securities issued or guaranteed by agencies of the U.S. government and it does not enter into repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments which have remaining maturities of 397 days or less.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and market sectors.


The Fund seeks to maintain a net asset value of $1.00 per share.

CHASE VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the 100% U.S. Treasury Securities Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The performance for the period before Premier Class Shares were launched in June of 1996 is based upon the performance for the Vista Class Shares of the Fund.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS
Past performance does not predict how

this Fund will perform in the future.
The bars for 1992, 1993, 1994, 1995,
and 1996 are based upon the
performance for the Vista Class
Shares of the Fund.

[GRAPH CHART PLOT POINTS]

1992        3.35%
1993        2.60%
1994        3.50%
1995        5.17%
1996        4.75%
1997        4.95%
1998        4.93%

[END PLOT POINTS]

The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.17%.



---------------------------------------
  BEST QUARTER                   1.32%
---------------------------------------
                     2nd quarter, 1995

---------------------------------------
  WORST QUARTER                  0.63%
---------------------------------------
                     2nd quarter, 1993


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                                               SINCE
                                               INCEPTION
                  PAST 1 YEAR   PAST 5 YEARS   11/30/91
----------------------------------------------------------
 PREMIER SHARES         4.93%         4.66%        4.18%
----------------------------------------------------------

CHASE VISTA 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

Fees and expenses


This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                            TOTAL ANNUAL
                  MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
CLASS OF SHARES   FEE          (12B-1) FEES   EXPENSES      EXPENSES
--------------------------------------------------------------------------
 PREMIER SHARES        0.10%    NONE                0.44%#         0.54%#
--------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. #Restated from most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.40% and the Total Annual Fund Operating Expenses are expected not to exceed 0.50%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:


YOUR COSTS WOULD BE:


NUMBER OF YEARS:    1       3        5        10
---------------------------------------------------
 COSTS:             $ 55    $ 173    $ 302    $ 677
---------------------------------------------------

CHASE VISTA TREASURY PLUS MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and
preserving capital.

The Fund's main
investment strategy

The Fund invests at least 65% of its assets in direct debt securities of the U.S. Treasury, including Treasury bills, bonds and notes, and repurchase agree-ments collateralized by these invest- ments. These debt securities carry different interest rates, maturities and issue dates.

The Fund also seeks to enhance its performance by investing in repurchase agreements, using debt securities guaranteed by the U.S. Treasury as collateral.

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be

CHASE VISTA TREASURY PLUS MONEY MARKET FUND

considered of comparable quality by the Fund's advisers.

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Treasury Plus Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[GRAPH CHART PLOT POINTS]

1995        5.43%
1996        4.90%
1997        5.09%
1998        5.04%

[END PLOT POINTS]

The total return for the Fund from January 1,

1999 to September 30, 1999 was 3.33%.



---------------------------------------
  BEST QUARTER                   1.36%
---------------------------------------
                     2nd quarter, 1995

---------------------------------------
  WORST QUARTER                  1.14%
---------------------------------------
                     4th quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                                            SINCE
                                            INCEPTION
                        PAST 1 YEAR         4/20/94
------------------------------------------------------
 PREMIER SHARES               5.04%             4.98%
------------------------------------------------------

CHASE VISTA TREASURY PLUS MONEY MARKET FUND

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
--------------------------------------------------------------------------------
 PREMIER SHARES          0.10%      NONE                0.40%           0.50%
--------------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year.

The actual Other Expenses are currently expected to be 0.35% and the Total Annual Fund Operating Expenses are expected not to exceed 0.45%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:


YOUR COSTS WOULD BE:


NUMBER OF YEARS:    1       3        5        10
----------------------------------------------------
 COSTS:             $ 51    $ 160    $ 280    $ 628
----------------------------------------------------

CHASE VISTA FEDERAL MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide current income
while still preserving
capital and
maintaining liquidity.

The Fund's main
investment strategy

The Fund invests primarily in:

o direct debt securities of the U.S. Treasury, including Treasury bills, bonds and notes, and

o debt securities that certain U.S. government agencies or authorities have either issued or guaranteed as to principal and interest.

The Fund does not enter into repurchase agreements. The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.

CHASE VISTA FEDERAL MONEY MARKET FUND

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval[logo]

The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Federal Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown[logo]

YEAR-BY-YEAR RETURNS
Past performance does not predict how this Fund will perform in the future.

[GRAPH CHART PLOT POINTS]

1995        5.52%
1996        5.02%
1997        5.19%
1998        5.08%

[END PLOT POINTS]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.43%.



---------------------------------------
  BEST QUARTER                   1.38%
---------------------------------------
                     2nd quarter, 1995

---------------------------------------
  WORST QUARTER                  1.18%
---------------------------------------
                     4th quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                                    SINCE
                                    INCEPTION
                    PAST 1 YEAR     4/20/94
----------------------------------------------
 PREMIER SHARES           5.08%         5.09%
----------------------------------------------

CHASE VISTA FEDERAL MONEY MARKET FUND

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
--------------------------------------------------------------------------------
 PREMIER SHARES          0.10%      NONE                0.40%           0.50%
--------------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses remain the same as shown above.


Although your costs may be higher or lower, based on these assumptions:


YOUR COSTS WOULD BE:



NUMBER OF YEARS:    1       3        5        10
----------------------------------------------------
 COSTS:             $ 51    $ 160    $ 280    $ 628
----------------------------------------------------

CHASE VISTA U.S. GOVERNMENT MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and
preserving capital.


The Fund's main
investment strategy

The Fund invests substantially all its assets in:

o debt securities issued or guaranteed by the U.S. Treasury or agencies or authorities of the U.S. Government, and

o repurchase agreements using these securities as collateral.

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.


The Fund seeks to develop an appropriate portfolio by considering the

CHASE VISTA U.S. GOVERNMENT MONEY MARKET FUND

differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the U.S. Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[GRAPH CHART PLOT POINTS]

1989        8.72%
1990        7.70%
1991        5.81%
1992        3.40%
1993        2.71%
1994        3.83%
1995        5.54%
1996        5.02%
1997        5.13%
1998        5.14%

[END PLOT POINTS]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.46%.


---------------------------------------
  BEST QUARTER                   2.21%
---------------------------------------
                     2nd quarter, 1989

---------------------------------------
  WORST QUARTER                  0.66%
---------------------------------------
                     2nd quarter, 1993

AVERAGE ANNUAL TOTAL RETURNS

For the period ending December 31, 1998



                    PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
-------------------------------------------------------------------
 PREMIER SHARES           5.14%           4.93%            5.28%
-------------------------------------------------------------------

CHASE VISTA U.S. GOVERNMENT MONEY MARKET FUND

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                                 TOTAL ANNUAL
                    MANAGEMENT     DISTRIBUTION     OTHER        FUND OPERATING
CLASS OF SHARES     FEE            (12B-1) FEES     EXPENSES     EXPENSES
--------------------------------------------------------------------------------
 PREMIER SHARES          0.10%           0.10%          0.38%           0.58%
--------------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year.

The actual 12b-1 fee is currently expected to be 0.06%, Other Expenses are expected to be 0.29% and the Total Annual Fund Operating Expenses are expected not to exceed 0.45%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:


YOUR COSTS WOULD BE:



NUMBER OF YEARS:    1       3        5        10
----------------------------------------------------
 COSTS:             $ 59    $ 186    $ 324    $ 726
----------------------------------------------------

CHASE VISTA CASH MANAGEMENT FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and
preserving capital.

The Fund's main
investment strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.


The Fund principally invests in:


o high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

o debt securities issued or guaranteed by qualified banks. These are:

  o U.S. bank with more than $1 billion in total assets and foreign branches of these banks

  o foreign banks with the equivalent of more than $10 billion in total assets and which have branches or agencies in the U.S.

  o other U.S. or foreign commercial banks which the Fund's advisers judge to have comparable credit standing

o securities issued or guaranteed by the U.S. Government, its agencies or authorities

o asset-backed securities

o repurchase agreements

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

CHASE VISTA CASH MANAGEMENT FUND

The Fund may invest any portion of its assets in debt securities issued or guaranteed by U.S. banks and their foreign branches. These include certificates of deposit, time deposits and bankers' acceptances.

The Fund seeks to maintain a net asset value of $1.00 per share.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.


The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]

The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

Investments in foreign banks and other foreign issuers may be riskier than investments in the United States. That could be, in part, because of difficulty converting investments into cash, political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Cash Management Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Securities in the Fund's portfolio may not earn as high a current income as longer term or lower- quality securities.

CHASE VISTA CASH MANAGEMENT FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.


The performance for the period before Premier Class Shares were launched in May of 1996 is based upon the performance for the Vista Class Shares of the Fund.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how
this Fund will perform in the future. The bars for 1992, 1993, 1994, 1995, and
1996 are based upon the performance
for the Vista Class Shares of the Fund.

[GRAPH CHART PLOT POINTS]

1992        3.40%
1993        2.72%
1994        3.84%
1995        5.50%
1996        4.99%
1997        5.26%
1998        5.28%

[END PLOT POINTS]

The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.57%.


---------------------------------------
  BEST QUARTER                   1.39%
---------------------------------------
                     2nd quarter, 1995

---------------------------------------
  WORST QUARTER                  0.66%
---------------------------------------
                     2nd quarter, 1993

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                                               SINCE
                                               INCEPTION
                  PAST 1 YEAR   PAST 5 YEARS   11/30/91
---------------------------------------------------------
 PREMIER SHARES         5.28%         4.97%        4.42%
---------------------------------------------------------

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                         TOTAL ANNUAL
                  MANAGEMENT   DISTRIBUTION   OTHER      FUND OPERATING
CLASS OF SHARES   FEE          (12B-1) FEES   EXPENSES   EXPENSES
-----------------------------------------------------------------------
 PREMIER SHARES    0.10%        NONE           0.40%      0.50%
-----------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year.

The actual Other Expenses are currently expected to be 0.35% and the Total Annual Fund Operating Expenses are expected not to exceed 0.45%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:


YOUR COSTS WOULD BE:


NUMBER OF YEARS:    1       3        5        10
----------------------------------------------------
 COSTS:             $ 51    $ 160    $ 280    $ 628
----------------------------------------------------

CHASE VISTA PRIME MONEY MARKET FUND

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and
preserving capital.

The Fund's main
investment strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

o high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

o debt securities issued or guaranteed by qualified banks. These are:

  o U.S. banks with more than $1 billion in total assets, and foreign branches of these banks

  o foreign banks with the equivalent of more than $10 billion in total assets and which have branches or agencies in the U.S.

  o other U.S. or foreign commercial banks which the Fund's advisers judge to have comparable credit standing

o securities issued or guaranteed by the U.S. Government, its agencies or authorities

o asset-backed securities

o repurchase agreements

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

CHASE VISTA PRIME MONEY MARKET FUND

The Fund may invest any portion of its assets in debt securities issued or guaranteed by U.S. banks and their foreign branches. These include certificates of deposit, time deposits and bankers' acceptances.


The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.


The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval[logo]

CHASE VISTA PRIME MONEY MARKET FUND

The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

Investments in foreign banks and other foreign issuers may be riskier than investments in the United States. That could be, in part, because of difficulty converting investments into cash, political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Prime Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Securities in the Fund's portfolio may not earn as high a current income as longer term or lower- quality securities.

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[GRAPH CHART PLOT POINTS]

1994        4.10%
1995        5.66%
1996        5.20%
1997        5.37%
1998        5.32%

[END PLOT POINTS]


The total return for the Fund from January 1, 1999 to September 30, 1999 was 3.59%.


---------------------------------------
  BEST QUARTER                   1.41%
---------------------------------------
                     2nd quarter, 1995

---------------------------------------
  WORST QUARTER                  0.75%
---------------------------------------
                     1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                                               SINCE
                                               INCEPTION
                  PAST 1 YEAR   PAST 5 YEARS   11/15/93
---------------------------------------------------------
 PREMIER SHARES         5.32%         5.13%        5.06%
---------------------------------------------------------

CHASE VISTA PRIME MONEY MARKET FUND

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                            TOTAL ANNUAL
                  MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
CLASS OF SHARES   FEE          (12B-1) FEES   EXPENSES      EXPENSES
----------------------------------------------------------------------------
 PREMIER SHARES    0.10%        NONE           0.40%#        0.50%#
----------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. #Restated from most recent fiscal year to reflect current expense arrangements.


The actual Other Expenses are currently expected to be 0.35% and the Total Annual Fund Operating Expenses are expected not to exceed 0.45%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.


YOUR COSTS WOULD BE:


NUMBER OF YEARS:    1       3        5        10
----------------------------------------------------
 COSTS:             $ 51    $ 160    $ 280    $ 628
----------------------------------------------------

CHASE VISTA TAX FREE MONEY MARKET FUND

The Fund's main
investment strategy

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income
which is excluded
from gross income,
while still preserving
capital and maintaining
liquidity.

Under normal market conditions, the Fund will try to invest 100% of its assets in municipal obligations, the interest on which is excluded from gross income and which is not subject to the alternative minimum tax on individuals.

As a fundamental policy, the Fund will invest at least 80% of its assets in municipal obligations. The remaining 20% of total assets may be invested in securities which are subject to federal income tax or the federal alternative minimum tax for individuals. To temporarily defend its assets, the Fund may exceed this limit.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

The Fund invests only in securities issued and payable in U.S. dollars.


Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.


The dollar-weighted average maturity of the Fund will be 90 days or less and

CHASE VISTA TAX FREE MONEY MARKET FUND

the Fund will buy only those investments which have remaining maturities of 397 days or less.

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may change any of its non-fundamental investment policies (except its investment objective) without shareholder approval.[logo]

The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.


Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Although the Tax Free Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.


Interest on certain municipal obligations is subject to the federal alternate minimum tax. Normally, up to 20% of the Fund's total assets may be invested in securities that are subject to this tax. Consult your tax professional for more information.


The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes it more susceptible to economic problems among the institutions issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.


Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

CHASE VISTA TAX FREE MONEY MARKET FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.


The performance for the period before Premier Class Shares were launched in October of 1990 is based upon the performance for the Vista Class Shares of the Fund.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

The bars for 1989 and 1990 are based on the performance of the Vista Class
Shares.

[GRAPH CHART PLOT POINTS]

1989        5.82%
1990        5.50%
1991        4.38%
1992        2.83%
1993        2.13%
1994        2.46%
1995        3.42%
1996        3.04%
1997        3.23%
1998        3.05%

[END PLOT POINTS]

The total return for the Fund from January 1, 1999 to September 30, 1999 was 2.03%.


  BEST QUARTER                   1.51%
--------------------------------------
                     2nd quarter, 1989

--------------------------------------
  WORST QUARTER                  0.48%
--------------------------------------
                     1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1998



                    PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------
 PREMIER SHARES     3.05%         3.04%          3.58%
--------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*



                                                            TOTAL ANNUAL
                  MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
 CLASS OF SHARES  FEE          (12B-1) FEES   EXPENSES      EXPENSES
--------------------------------------------------------------------------
 PREMIER SHARES    0.10%        NONE           0.49%#        0.59%#
--------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. #Restated from most recent fiscal year to reflect current expense arrangements.

The actual Other Expenses are currently expected to be 0.45% and the Total Annual Fund Operating Expenses are expected not to exceed 0.55%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:


YOUR COSTS WOULD BE:


NUMBER OF YEARS:   1       3        5        10
-----------------------------------------------------
 COSTS:            $60     $189     $329     $738
-----------------------------------------------------

THE FUND'S INVESTMENT ADVISER

The Fund's investment adviser

The Chase Manhattan Bank (Chase) is the investment adviser to the Fund. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation (CMC), a bank holding company. Chase provides the Funds with investment advice and supervision. Chase and its predecessors have more than a century of money management experience. Chase is located at 270 Park Avenue, New York, New York 10017.


For the fiscal year ended August 31, 1999, Chase was paid a management fee of 0.10% of the average daily net assets of each Fund.


Chase Asset Management, Inc. (CAM) is the sub-adviser to every Fund except the Cash Management Fund and the Tax Free Money Market Fund. CAM is a wholly-owned subsidiary of Chase. It makes the day-to-day investment decisions for the Funds. CAM provides discretionary investment advisory services to institutional clients. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

THE YEAR 2000

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning on January 1, 2000. The Fund's advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Funds hold or securities markets generally.

HOW YOUR ACCOUNT WORKS

Buying Fund shares

You don't pay any sales charge (sometimes called a load) when you buy shares in these funds. The price you pay for your shares is the net asset value per share
(NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. All of these Funds seek to maintain a stable NAV of $1.00. Each Fund uses the amortized cost to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.


The NAV of each class of shares is generally calculated as of 6:00 p.m. eastern time each day the Funds are accepting purchase orders. You'll pay the next NAV calculated after the Chase Vista Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.


The center accepts purchase orders on any business day that the Federal Reserve Bank of New York and the New York Stock Exchange are open. If you send us an order in proper form by the Fund's cut-off time, we'll process your order at that day's price and you'll be entitled to all dividends declared on that day. If we receive your order after the cut-off time, we'll

HOW YOUR ACCOUNT WORKS


we'll generally process it at the next day's price, but we may process it that day if we receive it before 4:00 p.m. (Eastern time). If you pay by check before the cut-off time, we'll generally process your order the next day the Fund is open for business. Normally, the cut-off (in Eastern time) is:


-----------------------------------
 100% U.S. TREASURY
 SECURITIES MONEY
 MARKET FUND             NOON
-----------------------------------
 TAX FREE MONEY
 MARKET FUND             NOON
-----------------------------------
 FEDERAL MONEY
 MARKET FUND             2:00 P.M.
-----------------------------------
 U.S. GOVERNMENT
 MONEY MARKET FUND       4:00 P.M.
-----------------------------------
 CASH MANAGEMENT
 FUND                    4:00 P.M.
-----------------------------------
 PRIME MONEY
 MARKET FUND             4:00 P.M.
-----------------------------------
 TREASURY PLUS
 MONEY MARKET FUND       4:00 P.M.
-----------------------------------


A later cut-off time may be permitted for investors buying their shares (through Chase or a bank affiliate of Chase) so long as such later cut-off time is before the Fund's NAV is calculated. If you buy through an agent and not directly from the Chase Vista Funds Service Center, the agent could set earlier cut-off times. Each Fund can set an earlier cut-off time if the Public Securities Association recommends that the U.S. Government securities market close trading early.


You must provide a Taxpayer Identification Number when you open an account.

The Funds have the right to reject any purchase order.[logo]

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR
GET FUND INFORMATION, CALL:
-----------------------------------------
THE VISTA SERVICE CENTER
-----------------------------------------
1-800-62-CHASE
-----------------------------------------

QUALIFIED INVESTORS


Premier shares are available only to qualified investors. These are defined as institutions, trusts, partnerships, corporations and certain retirement plans and fiduciary accounts opened by a bank, trust company or thrift institution which has investment authority over such accounts, as well as individuals who meet a Fund's minimum investment requirements for Premier shares. Your agent may not offer these shares to all types of qualified investors and may set additional investor qualification requirements for these shares.[logo]


MINIMUM INVESTMENTS

First time investors must buy a minimum $100,000 worth of Premier Shares in a Fund to open an account. There are no minimum levels for subsequent purchases, but you must always have at least $100,000 in your account.

Make your check out to Chase Vista Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take 15 calendar days. If you buy through an Automated Clearing House, you can't sell your shares until the payment clears. That could take more than seven business days. Your purchase will be canceled if your check doesn't clear and you'll be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the Chase Vista Funds Service Center doesn't receive payment by 4:00 Eastern time on the day you buy.[logo]

OPENING YOUR ACCOUNT AND
BUYING SHARES

Through your investment representative

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Your representative may set different minimum investments and earlier cut-off times.[logo]

Selling Fund shares

You can sell your shares on any day the Chase Vista Funds Service Center is open for trading, either directly to the Fund or through your investment representative. You'll receive the next NAV calculated after the Chase Vista Funds Service Center accepts your order.

Under normal circumstances, if your request is received before the Fund's cut-off time, the Fund will send you the proceeds the next business day. We won't accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You'll need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.[logo]

SELLING SHARES

Through your investment representative

Tell your representative which Funds you want to sell. He or she will send the necessary documents to the Fund. Your representative might charge you for this service.

Through The Chase Vista Funds Service Center

Call 1-800-62-CHASE. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell $25,000 or more worth of Funds by phone, we'll send the proceeds by electronic transfer or by wire only to the bank account on our records. We charge $10 for each transaction by wire.

Or

Send a signed letter with your instructions to:

Chase Vista Funds Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

HOW YOUR ACCOUNT WORKS

Distribution arrangements

Vista Fund Distributors Inc. (VFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase. The U.S. Government Money Market Fund has adopted a Rule 12b-1 distribution plan under which it pays up to 0.10% of its Premier Class assets in distributor fees.

This payment covers such things as payments for services provided by broker-dealers and expenses connected to sale of shares. Payments are not tied to the amount of actual expenses incurred. Because 12b-1 expenses are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.[logo]

Other information concerning the funds


We may close your account if the balance falls below $100,000 because you've sold shares. We may also close the account if you fail to meet investment minimums in 12 months. We'll give you 60 days notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the Chase Vista Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The Trust has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Premier Shares of each Fund held by investors serviced by the shareholder servicing agent.

Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative ser-vices for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the fund attributable to shares of the Fund held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Premier shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive different amount for each class.

Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.[logo]

Distributions and taxes

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. We distribute the dividends monthly in the form of additional shares, unless you tell us that you want payment in cash or deposited in a pre-assigned bank account. The taxation of dividends won't be affected by the form in which you receive them. We distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

Dividends are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income by the Tax Free Funds are not subject to federal income taxes but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is only a general summary of tax implications of investing in these Funds. Please consult your tax adviser to see how investing in the Funds will affect your own tax situation.[logo]

SHAREHOLDER SERVICES

CHECK WRITING

Check writing privileges are available for the Premier shares. Each check you write must be for at least $2,500. Checks written on joint accounts require only one signature.

EXCHANGE PRIVILEGES

You can exchange your Premier shares for shares in certain other Chase Vista funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the fund you want to buy before making an exchange. You'll need to meet any minimum investment requirements and may have to pay a sales charge. Call 1-800-62-CHASE for details.

SYSTEMATIC INVESTMENT

You can also set up a systematic exchange program to automatically exchange shares on a regular basis. It's a free service.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

You cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund.

EXCHANGE BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the Chase Vista Funds Service Center or your investment representative.[logo]

What the terms mean

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

FINANCIAL HIGHLIGHTS

Chase Vista 100% U.S. Treasury Securities Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                             Year        Year        Year      6/3/96
                                                            ended       ended       ended     through
                                                          8/31/99     8/31/98     8/31/97    8/31/96*
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                      0.04        0.05        0.05        0.01
 Less distributions:
  Dividends from net investment income                       0.04        0.05        0.05        0.01
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                4.40%       5.00%       4.91%       1.11%
=====================================================================================================

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $   24      $   22      $    6      $    1
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets#                    0.50%       0.51%       0.55%       0.42%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets#       4.22%       4.99%       4.80%       3.45%
-----------------------------------------------------------------------------------------------------
Ratio of expenses without waivers and assumption of
expenses to average net assets#                             0.56%       0.78%       0.80%       0.42%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income without waivers
and assumption of expenses to average net assets#           4.16%       4.72%       4.55%       3.45%
-----------------------------------------------------------------------------------------------------


*Commencement of offering shares.
 #Short periods have been annualized.

Chase Vista Treasury Plus Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                            Year        Year        Year        Year        Year
                                                           ended       ended       ended       ended       ended
                                                         8/31/99     8/31/98     8/31/97     8/31/96     8/31/95
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
----------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                     0.04        0.05        0.05        0.05        0.05
 Less distributions:
  Dividends from net investment income                      0.04        0.05        0.05        0.05        0.05
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               4.54%       5.18%       4.98%       5.07%       5.17%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                      $  476      $  155      $  131      $  106      $   19
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    0.45%       0.46%       0.51%       0.52%       0.50%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       4.42%       5.06%       4.88%       4.85%       5.23%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to average net assets           0.50%       0.50%       0.53%       0.63%       1.57%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income without waivers
and assumption of expenses to average net assets           4.37%       5.02%       4.86%       4.74%       4.16%
----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Chase Vista Federal Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                        Year        Year        Year        Year        Year
                                                       ended       ended       ended       ended       ended
                                                     8/31/99     8/31/98     8/31/97     8/31/96     8/31/95
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                 0.05        0.05        0.05        0.05        0.05
 Less distributions:
  Dividends from net investment income                  0.05        0.05        0.05        0.05        0.05
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           4.67%       5.22%       5.12%       5.14%       5.40%
============================================================================================================

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                  $  298      $  313      $  400      $  249      $  149
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                0.50%       0.50%       0.50%       0.50%       0.49%
------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                                     4.56%       5.07%       5.01%       4.99%       5.32%
------------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers and
assumption of expenses to average net assets           0.50%       0.51%       0.52%       0.52%       0.59%
------------------------------------------------------------------------------------------------------------
Ratio of net investment income without waivers
and assumption of expenses to average net assets       4.56%       5.06%       4.99%       4.97%       5.22%
------------------------------------------------------------------------------------------------------------

Chase Vista U.S. Government Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.


The financial statements which include the financial information set forth in the table below have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                 Year         Year        Year        Year        Year
                                                ended        ended       ended       ended       ended
                                              8/31/99      8/31/98     8/31/97     8/31/96     8/31/95
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $ 1.00       $ 1.00      $ 1.00      $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                          0.05         0.05        0.05        0.05        0.05
 Less distributions:
  Dividends from net investment income           0.05         0.05        0.05        0.05        0.05
------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $ 1.00       $ 1.00      $ 1.00      $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    4.70%        5.25%       5.08%       5.15%       5.31%
======================================================================================================

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)           $  922       $1,084      $  837     $   802     $   764
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         0.45%        0.48%       0.55%       0.55%       0.55%
------------------------------------------------------------------------------------------------------
Ratio of net income to average net assets       4.60%        5.12%       4.97%       5.04%       5.22%
------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers and
assumption of expenses to average
net assets                                      0.58%        0.60%       0.60%       0.59%       0.59%
------------------------------------------------------------------------------------------------------
Ratio of net investment income without
waivers and assumption of expenses to
average net assets                              4.47%        5.00%       4.92%       5.00%       5.18%
------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Chase Vista Cash Management Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout the period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                             Year        Year        Year     5/6/96*
                                                            ended       ended       ended     through
                                                          8/31/99     8/31/98     8/31/97     8/31/96
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                      0.05        0.05        0.05        0.02
 Less dividends from net investment income                   0.05        0.05        0.05        0.02
-----------------------------------------------------------------------------------------------------
  Net asset value, end of period                           $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                4.89%       5.35%       5.18%       1.61%
=====================================================================================================

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $  463      $  415      $  375      $  433
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets#                    0.45%       0.47%       0.50%       0.50%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets#       4.77%       5.22%       5.07%       4.93%
-----------------------------------------------------------------------------------------------------
Ratio of expenses without waivers and assumption of
expenses to average net assets#                             0.50%       0.52%       0.51%       0.52%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income without waivers and
assumption of expenses to average net assets#               4.72%       5.17%       5.06%       4.91%
-----------------------------------------------------------------------------------------------------


*Commencement of offering shares.
 #Short periods have been annualized.

Chase Vista Prime Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods since shares were first offered. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.


The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                         Year        Year        Year        Year        Year
                                                        ended       ended       ended       ended       ended
                                                      8/31/99     8/31/98     8/31/97     8/31/96     8/31/95
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
-------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                  0.05        0.05        0.05        0.05        0.05
 Less distributions:
  Dividends from net investment income                   0.05        0.05        0.05        0.05        0.05
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            4.90%       5.44%       5.34%       5.32%       5.44%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                   $1,094      $  590      $  499      $  419      $   63
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                 0.45%       0.45%       0.45%       0.45%       0.45%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                                      4.77%       5.29%       5.17%       5.18%       5.24%
-------------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers and assumption
of expenses to average net assets                       0.49%       0.51%       0.53%       0.51%       0.65%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income without waivers
and assumption of expenses to average net assets        4.73%       5.23%       5.09%       5.12%       5.04%
-------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Chase Vista Tax Free Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Premier Share outstanding throughout each period shown.


This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.


The financial statements which include the financial information set forth in the table below have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                            Year        Year        Year        Year         Year
PER SHARE                                  ended       ended       ended       ended        ended
OPERATING PERFORMANCE                    8/31/99     8/31/98     8/31/97     8/31/96      8/31/95
Net asset value,
beginning of period                       $ 1.00      $ 1.00      $ 1.00      $ 1.00       $ 1.00
-------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                     0.03        0.03        0.03        0.03         0.03
 Less distributions:
  Dividends from net
  investment income                         0.03        0.03        0.03        0.03         0.03
-------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 1.00      $ 1.00      $ 1.00      $ 1.00       $ 1.00
-------------------------------------------------------------------------------------------------
TOTAL RETURN                               2.78%       3.17%       3.19%       3.12%        3.29%
=================================================================================================

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period
(millions)                                $  130      $  133      $  105      $  145       $  148
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                         0.54%       0.53%       0.53%       0.58%        0.56%
-------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets                      2.74%       3.10%       3.13%       3.08%        3.21%
-------------------------------------------------------------------------------------------------
Ratio of expenses without
waivers and assumption of
expenses to average net assets             0.56%       0.53%       0.53%       0.73%        0.84%
-------------------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets          2.72%       3.10%       3.13%       2.93%        2.93%
-------------------------------------------------------------------------------------------------
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HOW TO REACH US

More information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies.
It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-34-VISTA or writing to:

Chase Vista Funds Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information online at www.chasevista.com on the internet.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.
Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090
Email: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-8358.

Chase Vista Funds
Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039